                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this S-8 registration statement of our report dated February 12, 1999 included in Cybex International, Inc.'s Form 10-K for the year ended December 31, 1998.


                                                         /s/ ARTHUR ANDERSEN LLP

Philadelphia, Pa.,
  June 3, 1999